Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below have the same meaning as terms defined and included elsewhere in this 8-K. Unless the context otherwise requires, the “Company” refers to PLAYSTUDIOS, Inc. and its subsidiaries after the Closing, and ACAC prior to the Closing.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”
The unaudited pro forma condensed combined balance sheet as of March 31, 2021 combines the historical balance sheet of Acies and the historical balance sheet of Old PLAYSTUDIOS on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 combine the historical statements of operations of Acies and Old PLAYSTUDIOS for such periods on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2020, the beginning of the year presented:
a.the impacts of the Business Combination, including the Domestication; the merger of Catalyst Merger Sub I, Inc., a wholly owned subsidiary of Acies, with and into Old PLAYSTUDIOS, with Old PLAYSTUDIOS surviving the merger as a wholly owned subsidiary of Acies; and the merger of Catalyst Merger Sub II, LLC, a wholly owned subsidiary of Acies, with and into Old PLAYSTUDIOS, with Catalyst Merger Sub II, LLC surviving the merger as a wholly owned subsidiary of Acies;
b.the issuance of consideration to existing Old PLAYSTUDIOS stockholders, consisting of shares of New PLAYSTUDIOS common stock, cash and the commitment to provide up to an additional 15.0 million shares of New PLAYSTUDIOS common stock if certain share price targets are met during the five-year period following the consummation of the Business Combination;
c.the impacts of the Sponsor Support Agreement, including the immediate forfeiture of 1,657,188 Acies Class B ordinary shares held by the Sponsor (“Sponsor Shares”) and 715,000 private placement warrants;
d.the conversion of all outstanding Old PLAYSTUDIOS options into options exercisable for shares of New PLAYSTUDIOS common stock with the same terms except for the number of shares exercisable and the exercise price, each of which were adjusted using the Exchange Ratio;
e.the conversion of all outstanding Acies warrants into warrants with the right to receive a number of shares of New PLAYSTUSIOS common stock with the same terms;
f.the impact of the Subscription Agreements, including the proceeds of $250 million from the issuance of 25,000,000 shares of New PLAYSTUDIOS common stock to investors; and
g.the redemption of 11,333,489 shares of Acies Class A ordinary shares for an aggregate redemption payment of $113.4 million.
The historical financial information was derived from and should be read in conjunction with the following historical financial statements and accompanying notes:
•the audited financial statements of Acies as of December 31, 2020 and for the period from October 22, 2020 (inception) through December 31, 2020 included in Acies Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference;
•the unaudited financial statements of Acies as of and for the three months ended March 31, 2021 included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference;
•the audited financial statements of Old PLAYSTUDIOS for the year ended December 31, 2020 included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference; and
•the unaudited financial statements of Old PLAYSTUDIOS as of and for the three months ended March 31, 2021, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference.
The unaudited pro forma condensed combined financial information should also be read together with “PLAYSTUDIOS’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference.
Description of the Business Combination
Pursuant to the Merger Agreement, Acies acquired all of the issued and outstanding equity interests of Old PLAYSTUDIOS in exchange for a combination of cash and New PLAYSTUDIOS common stock. The initial purchase price of Old PLAYSTUDIOS was based on a pre-money enterprise value of approximately $1,041 million.

The following summarizes the consideration issued at the Closing of the Business Combination (as of June 21, 2021):

Total Consideration (in thousands, except share data)	Amounts
Cash consideration to Old PLAYSTUDIOS stockholders (1)	$102,020
Shares transferred at Closing(2)	86,838
Value per share	$10.00
Share consideration	$868,380
Total consideration for outstanding shares	$970,400
Shares of New PLAYSTUDIOS underlying vested options	7,060
Value per share	$10.00
Total consideration for vested options	$70,600
Aggregate consideration	$1,041,000
(1)The Merger Agreement entitled Old PLAYSTUDIOS stockholders to make an election for cash consideration for up to 15% of their shares of Old PLAYSTUDIOS capital stock. The amount presented is the actual cash consideration issued at the close of the Business Combination.
(2)Excludes shares of New PLAYSTUDIOS common stock underlying the Old PLAYSTUDIOS Options that are vested but unexercised as of the Closing of the Business Combination. As the shares do not represent legally outstanding shares of New PLAYSTUDIOS common stock at Closing, they are excluded from the total consideration amount
The following summarizes the New PLAYSTUDIOS common stock issued and outstanding immediately after the Business Combination:

	Shares	Ownership %	Voting Power %
Acies public shareholders (1)	10,191,511	8.1%	2.4%
Sponsor (1)(2)	3,724,062	3.0%	0.7%
Old PLAYSTUDIOS stockholders (excluding Founder Group) (3)	70,707,791	56.2%	16.4%
Founder Group (3)	16,130,300	12.8%	74.7%
PIPE Investment Shareholders	25,000,000	19.9%	5.8%
Pro Forma New PLAYSTUDIOS Common Stock	125,753,664	100.0%	100.0%
(1)Excludes the shares of New PLAYSTUDIOS Class A common stock underlying the New PLAYSTUDIOS Warrants, as the warrants are not exercisable until 30 days after the Closing of the Business Combination or one year from the closing of the IPO. Reflects the redemption of 11,333,489 Acies Class A ordinary shares.
(2)Includes 900,000 shares of New PLAYSTUDIOS Class A common stock, held by the Sponsor that are subject to forfeiture if certain earnout conditions are not satisfied, as the shares are issued and outstanding as of the Closing of the Business Combination. The 900,000 shares do not have voting rights until the earnout conditions have been satisfied.
(3)Excludes the shares of New PLAYSTUDIOS Class A and Class B common stock underlying the New PLAYSTUDIOS Options as well as any potential earn-out consideration, as they do not represent legally outstanding shares of New PLAYSTUDIOS common stock at Closing.
The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information
Accounting for the Business Combination
The Business Combination was accounted for as a reverse recapitalization, in accordance with GAAP. Under this method of accounting, Acies was treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of Old PLAYSTUDIOS issuing stock for the net assets of Acies, accompanied by a recapitalization. The net assets of Acies are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Old PLAYSTUDIOS.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2021
(in thousands)

	As of March 31, 2021	As of March 31, 2021
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$265	$39,475	$—	$215,290	(C)	$220,231
				(7,534)	(D)
				(102,020)	(F)
				(20,000)	(H)
				(5,000)	(I)
				(2,500)	(J)
				250,000	(K)
				(21,886)	(L)
				(12,501)	(M)
				(113,358)	(O)
Receivables	—	31,961	—			31,961
Prepaid expenses	634	2,566	—			3,200
Income tax receivable	—	5,938	—			5,938
Other current assets	—	6,113	—	(5,783)	(L)	330
Total current assets	899	86,053	—	174,708		261,660

Non-current Assets:
Security deposit	3	—	(3)			—
Cash and securities held in Trust Account	215,290	—	—	(215,290)	(C)	—
Property and equipment, net	—	5,687	—			5,687
Internal-use software, net	—	40,074	—			40,074
Goodwill	—	5,059	—			5,059
Intangibles, net	—	1,512	—			1,512
Deferred income taxes	—	3,109	—			3,109
Other long-term assets	—	4,379	3			4,382
Total non-current assets	215,293	59,820	—	(215,290)		59,823
Total Assets	$216,192	$145,873	$—	$(40,582)		$321,483

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$66	$—	$(66)	$—		$—

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2021
(in thousands)

	As of March 31, 2021	As of March 31, 2021
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Accounts payable	—	5,348	—	(100)	(L)	5,248
Accrued liabilities	—	32,612	66	(20,000)	(H)	12,015
				(631)	(L)
				(32)	(M)
Total current liabilities	66	37,960	—	(20,763)		17,263

Non-current Liabilities:
Deferred underwriting fee payable	7,534	—	(7,534)			—
Warrant liabilities	17,802	—	—	(1,087)	(A)	16,715
Minimum guarantee liability	—	250	—			250
Deferred income taxes	—	2,860	—			2,860
Other long-term liabilities	—	1,185	7,534	(7,534)	(D)	1,185
Total non-current liabilities	25,336	4,295	—	(8,621)		21,010
Total liabilities	25,402	42,255	—	(29,384)		38,273

COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to possible redemption	185,790	—	—	(185,790)	(B)	—

Stockholders’ Equity:
Class A Ordinary shares	—	—	—	—	(B)	—
Class B Ordinary shares	1	—	—	(1)	(A)	—
Preferred stock	—	8	—	—	(F)	—
				(8)	(G)
Common stock		12	—	(2)	(F)	—
				(10)	(G)
Class A Common Stock	—	—	—	1	(A)	11
				2	(B)
				6	(G)
				3	(K)
				(1)	(O)
Class B Common Stock	—	—	—	2	(G)	2
Additional paid-in capital	6,361	73,693	—	185,788	(B)	264,718

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2021
(in thousands)

	As of March 31, 2021	As of March 31, 2021
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
				(275)	(E)
				(102,018)	(F)
				10	(G)
				249,997	(K)
				(25,347)	(L)
				(11,676)	(M)
				1,542	(N)
				(113,357)	(O)
Retained earnings	(1,362)	29,720	—	1,087	(A)	18,294
				275	(E)
				(5,000)	(I)
				(2,500)	(J)
				(1,591)	(L)
				(793)	(M)
				(1,542)	(N)
Accumulated other comprehensive income	—	185	—	—		185
Total stockholders’ equity (deficit)	5,000	103,618	—	174,592		283,210
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	216,192	145,873	—	(40,582)		321,483

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(in thousands, except per share data)

	For the three months ended March 31, 2021
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Net revenues	$—	$74,097				$74,097
Operating expenses:
Cost of revenue	—	24,488				24,488
Selling and marketing	—	17,000				17,000
General and administrative	—	4,279	899			5,178
Research and development	—	14,746				14,746
Depreciation and amortization	—	6,034				6,034
Formation and operational costs	899	—	(899)			—
Total operating costs and expenses	899	66,547	—	—		67,446
Income from operations	(899)	7,550	—	—		6,651
Other income (expense), net
Interest expense	—	(42)				(42)
Other income (expense), net	—	(242)				(242)
Interest income	18	—		(18)	(FF)	—
Unrealized loss on marketable securities held in Trust Account	(4)	—		4	(FF)	—
Change in fair value of warrant liability	7,144	—		(436)	(GG)	6,708
Total other income (expense), net	7,158	(284)	—	(450)		6,424
Income before income taxes	6,259	7,266	—	(450)		13,075
Provision for income taxes	—	(1,348)		107		(1,241)
Net income	$6,259	$5,918	$—	$(343)		$11,834

Class A Common Stock
Weighted average shares of common stock outstanding:
Basic						108,723
Diluted						121,021
Net income attributable to common stockholders per share:
Basic						$0.09
Diluted						$0.09

Class B Common Stock
Weighted average shares of common stock outstanding:
Basic						16,130

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(in thousands, except per share data)

	For the three months ended March 31, 2021
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments	Pro Forma Combined
Diluted					18,052
Net income attributable to common stockholders per share:
Basic					$0.09
Diluted					$0.09

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2020
(in thousands, except per share data)

	For the twelve months ended December 31, 2020
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Net revenues	$—	$269,882				$269,882
Operating expenses:
Cost of revenue	—	91,469				91,469
Selling and marketing	—	57,124				57,124
General and administrative	—	16,960	1,439	5,000	(AA)	29,825
				2,500	(BB)
				1,591	(CC)
				793	(DD)
				1,542	(EE)
Research and development	—	51,696				51,696
Depreciation and amortization	—	22,192				22,192
Restructuring expenses	—	20,092				20,092
Formation and operational costs	1,439	—	(1,439)			—
Total operating costs and expenses	1,439	259,533	—	11,426		272,398
Income from operations	(1,439)	10,349	—	(11,426)		(2,516)
Other income (expense), net
Interest expense	—	(142)				(142)
Other income (expense), net	—	929				929
Interest income	22	—		(22)	(FF)	—
Unrealized loss on marketable securities held in Trust Account	4	—		(4)	(FF)	—
Change in fair value of warrant liability	(6,207)	—		379	(GG)	(5,828)
Total other income (expense), net	(6,181)	787	—	353		(5,041)
Income before income taxes	(7,620)	11,136	—	(11,073)		(7,557)
Provision for income taxes		1,671		2,580		4,251
Net income	$(7,620)	$12,807	$—	$(8,493)		$(3,306)

Class A Common Stock
Weighted average shares of common stock outstanding:
Basic						108,723
Diluted						117,503
Net income attributable to common stockholders per share:
Basic						$(0.03)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2020
(in thousands, except per share data)

	For the twelve months ended December 31, 2020
	Acies Acquisition Corp. (Historical)	Playstudios, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments	Pro Forma Combined
Diluted					$(0.02)

Class B Common Stock
Weighted average shares of common stock outstanding:
Basic					16,130
Diluted					17,593
Net income attributable to common stockholders per share:
Basic					$(0.03)
Diluted					$(0.02)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.Basis of Presentation
The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Acies was treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of New PLAYSTUDIOS issuing stock for the net assets of Acies, accompanied by a recapitalization. The net assets of Acies are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Old PLAYSTUDIOS.
The unaudited pro forma condensed combined balance sheet as of March 31, 2021 assumes that the Business Combination occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 present pro forma effects to the Business Combination as if it had been completed on January 1, 2020. These periods are presented on the basis of Old PLAYSTUDIOS as the accounting acquirer.
The unaudited pro forma condensed combined balance sheet as of March 31, 2021 has been prepared using, and should be read in conjunction with, the following:
a.Acies’ unaudited condensed balance sheet as of March 31, 2021 and the related notes included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference; and
b.Old PLAYSTUDIOS’ unaudited consolidated balance sheet as of March 31, 2021 and the related notes, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference.
The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been prepared using, and should be read in conjunction with, the following:
a.Acies’ unaudited condensed statement of operations for the three months ended March 31, 2021 and the related notes, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference; and
b.Old PLAYSTUDIOS’ unaudited consolidated statement of operations for the three months ended March 31, 2021 and the related notes, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:
a.Acies’ audited condensed statement of operations for the year ended December 31, 2020 and the related notes, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference; and
b.Old PLAYSTUDIOS’ audited consolidated statement of operations for the year ended December 31, 2020 and the related notes, included in Acies’ Proxy Statement/Prospectus filed with the SEC on May 25, 2021 and incorporated by reference.
The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that New PLAYSTUDIOS believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. New PLAYSTUDIOS believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Acies and Old PLAYSTUDIOS.
2.Accounting Policies
Upon consummation of the Business Combination, management performed a comprehensive review of the two entities’ accounting policies. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3.Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). Acies has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.
The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the post-combination company filed consolidated income tax returns during the periods presented.
The pro forma basic and diluted net income (loss) attributable to common stockholders per share presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the post-combination company’s shares outstanding, assuming the Business Combination occurred on January 1, 2020.
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:
(A)Reflects the conversion, on a one-for one basis, of the Sponsor Shares into New PLAYSTUDIOS Class A common stock upon the Domestication as well as the forfeiture of 1,657,188 Sponsor Shares and 715,000 private placement warrants. The forfeiture of Sponsor Shares and private placement warrants included 522,843 Acies Class B ordinary shares and 449,129 private placement warrants that were owned by Andrew Pascal prior to the consummation of the Business Combination.
(B)Reflects the conversion of (i) 18,575,572 Acies Class A ordinary shares subject to possible redemption and are classified as temporary equity and (ii) 2,949,428 Acies Class A ordinary shares that are subject to possible redemption and are classified as stockholders’ equity to New PLAYSTUDIOS Class A common stock with a par value of $0.0001 and Additional Paid-In Capital, on a one-for-one basis upon the Domestication.
(C)Reflects the reclassification of $215.3 million of cash and cash equivalents held in the Trust Account that become available to fund the Business Combination.
(D)Reflects the settlement of $7.5 million of Acies’ deferred underwriting fees payable at the Closing of the Business Combination.
(E)Reflects the reclassification of Acies historical accumulated deficit, including the incremental adjustment to the accumulated deficit associated with the forfeiture of the private placement warrants described in adjustment (A) above, to Additional Paid-In Capital.
(F)Reflects the exchange of Old PLAYSTUDIOS Cash Electing Shares for total cash consideration of $102.0 million paid to Old PLAYSTUDIOS stockholders
(G)Represents the recapitalization of Old PLAYSTUDIOS common stock and Old PLAYSTUDIOS preferred stock, which includes shares resulting from the settlement of warrants to purchase Old PLAYSTUDIOS preferred stock, into (a) 70,707,791 shares of New PLAYSTUDIOS Class A common stock and (b) 16,130,300 shares of New PLAYSTUDIOS Class B common stock.
(H)In April 2011, Old PLAYSTUDIOS entered into a joint marketing agreement with MGM Resorts International. In exchange for assistance with marketing campaigns and the exclusive right to utilize MGM’s intellectual property for the development of social gaming apps, Old PLAYSTUDIOS agreed to issue common stock representing 10% of their then-outstanding common stock and in lieu of royalty payments, Old PLAYSTUDIOS agreed to pay a profit share. In October 2020, Old PLAYSTUDIOS elected its right to terminate the profit share provision of the agreement for a one-time termination fee of $20.0 million, payable upon the consummation of the Business Combination. The pro forma adjustment reflects the payment at the close of the Business Combination and the release of $20 million in accrued liabilities as of December 31, 2020. Additionally, in connection with the Business Combination, MGM immediately reinvested the $20.0 million fee as part of the PIPE offering described in note (K).
(I)Reflects the payment of a $5.0 million Transaction Bonus to the New PLAYSTUDIOS management team at the Closing of the Business Combination.
(J)Reflects the payment of a $2.5 million Transaction Donation to a charity decided by the New PLAYSTUDIOS management team at the Closing of the Business Combination.

(K)Reflects the proceeds of $250.0 million from the issuance and sale of 25,000,000 shares of New PLAYSTUDIOS Class A common stock at $10.00 per share as part of the PIPE offering pursuant to the terms of the Subscription Agreements.
(L)Reflects the settlement of the total transaction costs incurred by Old PLAYSTUDIOS of approximately $27.0 million, consisting of equity issuance costs of $25.3 million and $1.7 million transaction costs to be expensed as incurred. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash of $21.9 million as $5.1 million has been paid as of the pro forma balance sheet date. The costs expensed through retained earnings are included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 as discussed in (CC) below.
(M)Reflects the settlement of the total transaction costs incurred by Acies of approximately $13.2 million, consisting of equity issuance costs of $11.7 million, $0.8 million in transaction costs to be expensed as incurred and not yet recognized, and $0.7 million in transaction costs expensed in the historical Acies statement of operations. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash of $12.5 million as $0.7 million has been paid as of the pro forma balance sheet date. The costs expensed through retained earnings are included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 as discussed in (DD) below.
(N)Represents the incremental fair value of New PLAYSTUDIOS Class B common stock related to the increased voting rights. New PLAYSTUDIOS Class B common stock, which was granted to the Founder Group, has the same economic rights as the New PLAYSTUDIOS Class A common stock, except the voting rights. New PLAYSTUDIOS Class B common stock carries 20 votes per share whereas New PLAYSTUDIOS Class A common stock carries one vote per share. Therefore, the incremental fair value of New PLAYSTUDIOS Class B common stock resulted in a compensation charge at the time of exchange for approximately $1.5 million.
(O)Reflects the actual redemption of 11,333,489 Acies Class A ordinary shares for an aggregate redemption payment of $113.4 million allocated to New PLAYSTUDIOS Class A common stock and Additional Paid-In Capital using par value $0.0001 per share and at the actual redemption price of $10.00 per share.
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 are as follows:
(AA)Reflects the recognition of expense related to the Transaction Bonus incurred at the close of the Business Combination. This is a non-recurring item.
(BB)Reflects the recognition of expense related to the Transaction Donation to a charity decided by the New PLAYSTUDIOS management team at the Closing of the Business Combination. This is a non-recurring item.
(CC)Reflects the total transaction costs for New PLAYSTUDIOS not yet recognized in the statement of operations for the year ended December 31, 2020. Transaction costs are reflected as if incurred on January 1, 2020, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of operations. This is a non-recurring item.
(DD)Reflects the total transaction costs not yet recognized for Acies in the statement of operations for the year ended December 31, 2020. Transaction costs are reflected as if incurred on January 1, 2020, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of operations. This is a non-recurring item.
(EE)Reflects the recognition of the compensation expense related to the incremental fair value of New PLAYSTUDIOS Class B common stock as described in adjustment (N) above. This is a non-recurring item.
(FF)Represents the elimination of Acies’ investment income related to the marketable securities held in the Trust Account.
(GG)Reflects the reversal of the loss recognized by Acies for the year ended December 31, 2020 and gain recognized for the three months ended March 31, 2021 from the change in fair value of the warrant liability attributable to the forfeited private placement warrants, as described in adjustment (A) above.
4.Net income (loss) attributable to common stockholders per share
Represents the net income (loss) attributable to common stockholders per share calculated using the historical weighted average shares of common stock outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related transactions were reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares of common stock outstanding for basic and diluted net income (loss) attributable to common stockholders per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented.

The unaudited pro forma condensed combined financial information has been prepared based on the following information for the three months ended March 31, 2021 and the year ended December 31, 2020:

(in thousands, except per share data)	For the three months ended March 31, 2021	For the year ended December 31, 2020
Pro forma net income (loss) attributable to common stockholders	11,834	(3,306)
Class A Common Stock
Weighted average shares of common stock outstanding - basic(1)	108,723	108,723
Dilutive options	12,298	8,780
Weighted average shares of common stock outstanding - diluted(1)(2)	121,021	117,503
Net income (loss) attributable to common stockholders per share - basic	0.09	(0.03)
Net income (loss) attributable to common stockholders per share - diluted	0.09	(0.02)
Class B Common Stock
Weighted average shares of common stock outstanding - basic	16,130	16,130
Dilutive options	1,922	1,463
Weighted average shares of common stock outstanding - diluted	18,052	17,593
Net income (loss) attributable to common stockholders per share - basic	0.09	(0.03)
Net income (loss) attributable to common stockholders per share - diluted	0.09	(0.02)
(1)Excludes 900,000 shares of New PLAYSTUDIOS Class A common stock held by the Sponsor. These shares are subject to certain vesting conditions based on the share price performance. In the event such performance targets are not met before the fifth anniversary of the Closing of the Business Combination, the shares will be forfeited. While the shares are considered issued and outstanding as of the date of the Business Combination, the share are contingently returnable. Therefore, these shares are excluded from the weighted average shares of New PLAYSTUDIOS Class A common stock outstanding.
(2)Excludes 7,175,000 and 3,821,667 public and private placement warrants. The public and private placement warrants are exercisable at $11.50 per share. As the warrants are deemed anti-dilutive, they are excluded from the calculation of earnings per share.